Exhibit 10.1

                             6565 WEST HOWARD STREET
                                 NILES, ILLINOIS

                        LEASE DATED AS OF AUGUST 20, 1997
                     AMONG FELD FAMILY LIMITED PARTNERSHIP,
                       AN ILLINOIS LIMITED PARTNERSHIP AND
                        FIRST BANK NATIONAL ASSOCIATION,
                    F/K/A NATIONAL BOULEVARD BANK OF CHICAGO,
                     AS TRUSTEE UNDER TRUST AGREEMENT DATED
           DECEMBER 24, 1969 AND KNOWN AS TRUST NO. 2960, AS LANDLORD
                      AND STIMSONITE CORPORATION, AS TENANT


                                      INDEX

                                                                     Page


DEMISED PREMISES.......................................................1


TERM...................................................................2


CONDITION OF DEMISED PREMISES..........................................3


RENT...................................................................3


PAYMENT OF IMPOSITIONS.................................................5


DEPOSITS FOR IMPOSITIONS...............................................7


USE AND OPERATION OF PROPERTY..........................................8


SURRENDER OF THE DEMISED PREMISES......................................8


REPAIRS AND MAINTENANCE................................................9


COMPLIANCE AND CONTEST OF LAWS.........................................9


INSURANCE.............................................................12


DAMAGE OR DESTRUCTION.................................................14

RESTORATION OF DAMAGE OR DESTRUCTION EXCEEDING $50,000.00.............16


DAMAGE AND DESTRUCTION NO EFFECT ON LEASE.............................17


REQUIREMENTS FOR TENANT'S ALTERATIONS.................................17


DISCHARGE OF LIENS0...................................................19


SECURITY AGREEMENT....................................................20


ENTRY ON DEMISED PREMISES BY LANDLORD, ETC............................20


INDEMNIFICATION.......................................................21


CONDEMNATION..........................................................21


MORTGAGES, ASSIGNMENTS AND TRANSFERS OF THE DEMISED PREMISES..........23


OPTIONS TO PURCHASE AND RIGHT OF FIRST REFUSAL........................24


ESTOPPEL CERTIFICATES.................................................26


REPRESENTATION AND WARRANTIES.........................................26


DEFAULT PROVISIONS....................................................27


LANDLORD'S DEFAULT....................................................30


NOTICES...............................................................30


SUBORDINATION TO MORTGAGE.............................................31


QUIET ENJOYMENT.......................................................31


LANDLORD'S RIGHT TO PERFORM TENANT'S COVENANTS........................31

NO WASTE..............................................................32


CAPTIONS; CONSTRUCTION; GENDER AND NUMBER.............................32


ENTIRE AGREEMENT; AMENDMENTS..........................................32


SUCCESSORS AND ASSIGNS................................................32


APPLICABLE LAW........................................................32


COUNTERPARTS..........................................................33


NO RENT ABATEMENT.....................................................33


LEGAL FEES............................................................33


BROKERS...............................................................33


SECURITY DEPOSIT......................................................33


EXCULPATION...........................................................34


LIMITATION OF LIABILITY...............................................35

                                    EXHIBITS

A.       Legal Description
B.       Permitted Exceptions

                                      LEASE

         THIS INDENTURE OF LEASE ("Lease") is made as of this 20th day of August, 1997, by and among First Bank National Association, f/k/a National Boulevard Bank of Chicago, not personally but a Trustee under Trust Agreement dated December 24, 1969 and known at Trust No. 2960 (the "Trust") and Feld Family Limited Partnership, an Illinois limited partnership (the "Beneficiary") (the Trust and the Beneficiary are sometimes hereinafter referred to collectively as "Landlord") and Stimsonite Corporation, a Delaware corporation ("Tenant").


                                    RECITALS

          A. The Trust owns certain real property located at 6565 West Howard Street, Niles, Illinois, which is improved with an office/industrial building (the "Building") and a parking lot.

          B. Beneficiary is the sole beneficiary of the Trust.

          C. Landlord desires to lease to Tenant and Tenant desires to lease from Landlord, the land and the improvements thereon as more fully described herein for the term and upon the terms and conditions set forth herein.

         In consideration of the foregoing recitals each of which is made a contractual part hereof, and the mutual agreements contained herein, the parties hereby agree as follows:

          1.       Demised Premises.

         Subject to the terms and conditions hereinafter set forth, Landlord, for and in consideration of the Rents hereinafter reserved by Landlord and the terms, covenants, conditions, and agreements herein contained on the part of Tenant to be paid, kept and performed, hereby agrees to and effective upon the Commencement Date (as hereinafter defined) shall lease, rent, let and demise to Tenant, and Tenant does hereby agree to and effective upon the Commencement Date shall take and hire from Landlord, all those certain lots, parcels, or pieces of land situate, lying and being in the State of Illinois, as the same are more particularly described in Exhibit "A" annexed hereto and hereby made a part hereof (the "Land") together with the Building, the buildings, structures and improvements now or hereafter erected on, over or under the Land, including all walkway, road and parking area improvements and facilities, landscaping improvements of whatever nature, utility and sewage lines (to the extent of Landlord's interest therein) and all appurtenances, fixtures and other facilities used in connection with the operation or occupancy of the Demised Premises (as herein defined), and all alterations and additions thereto and restorations and replacements thereof, (collectively the "Improvements") and apparatus, appliances, appurtenances, devices, equipment, fixtures, furniture, furnishings, machinery and other articles of personal property of every kind and nature whatsoever now or hereafter owned by Landlord and located on or at the Demised Premises and necessary or useful for or used in connection with the operation and maintenance of the Demised Premises or any part thereof, together with all additions thereto, replacements thereof and substitutions therefor made by Tenant during the Term, and any and all personal property and other tangible property owned by Landlord and now or hereafter located on the Demised Premises and/or used in connection with the operation or maintenance thereof (collectively the "Equipment"). The Land, the Improvements and the Equipment shall be collectively referred to herein as the "Demised Premises" or "Property." In no event shall the Demised Premises be deemed to include the business or those fixtures, equipment or furnishings owned and heretofore or hereafter installed by Parker Hannifin Corporation, the tenant in occupancy of the Property on the date hereof ("PHC"). The foregoing notwithstanding, upon Tenant's written request made not later than November 1, 1997, Landlord shall direct PHC to cause those alterations made by PHC to the Demised Premises, which are described in Tenant's request (the "PHC Alterations") to remain in the Demised Premises upon the termination of its lease. Tenant agrees that prior to the expiration of the Lease Term, it shall remove the PHC Alterations and restore the Demised Premises to its original condition at its sole cost and expense.

          2.       Term.

          (a) Lease Term. The term of this Lease shall be a period (the "Term") commencing on May 1, 1998 (the "Commencement Date") and ending on April 30, 2008 (the "Termination Date") , unless sooner terminated as herein provided. Tenant may elect to terminate this Lease effective upon the expiration of the sixth Lease Year of the Term , being April 30, 2004 (the "Early Termination Date") by giving notice thereof to Landlord not later than 15 months prior to the Early Termination Date (the "Termination Notice"). Tenant shall not be entitled to exercise its option to terminate this Lease on the Early Termination Date unless on both the date of the Termination Notice and the Early Termination Date no uncured Event of Default shall exist hereunder. On or before the Early Termination Date and as a condition to such early termination, Tenant shall have paid to Landlord all Rent and other sums and charges due and/or accrued hereunder through the Early Termination Date. In the event Tenant does not deliver the Termination Notice within the time period set forth herein, Tenant's right to terminate this Lease upon the Early Termination Date shall be null and void and of no further force and effect

          (b) Delivery of Possession. If Landlord is unable to deliver the Demised Premises to Tenant on the Commencement Date for any reason, Landlord shall not be subject to any liability for the failure to deliver possession on such date and such failure to deliver possession on such date shall not affect the validity of this Lease or the obligations of Tenant hereunder; provided, however, that if Landlord is unable to deliver possession of the Demised Premises to Tenant on or before June 1, 1998, Landlord shall pay Tenant Nine Hundred Dollars ($900.00) per day for each day from and after June 1, 1998, until such date as Landlord delivers possession of the Demised Premises to Tenant as liquidated damages for Landlord's failure to deliver possession. In addition to such liquidated damages, if Landlord fails to deliver possession of the Demised Premises to Tenant on or before August 1, 1998, Tenant shall have the right to terminate this Lease by written notice to Landlord after August 1, 1998 (unless Landlord delivers possession of the Demised Premises on or before five (5) days after the date of such notice, in which event Tenant's notice and right of termination shall be ineffective). This Lease shall continue in full force and effect if not terminated as herein set forth. Anything contained in subparagraph (a) above to the contrary notwithstanding, in the event that delivery of possession of the Demised Premises is delayed as set forth herein, then the Commencement Date shall be deemed the date that possession of the Demised Premises is tendered to Tenant.

          3.       Condition of Demised Premises.

         Except  as   otherwise   provided   herein,   Tenant   agrees  that  no
representations respecting the condition of the Demised Premises and that no promises to decorate, alter, repair or improve the Demised Premises, either before or after the execution hereof, have been made by Landlord, its beneficiaries or its agents to Tenant. Except as may be otherwise expressly agreed herein, Tenant agrees that it shall accept the Demised Premises in substantially the same condition as exists on the date hereof, subject to ordinary wear and tear and the removal of the fixtures, equipment and furnishings owned by the tenant in occupancy of the Property on the date hereof.

          4.       Rent.

          (a) Basic Rent. Tenant covenants and agrees that from and after the Commencement Date and continuing during the Term hereof it shall pay to Landlord as basic rent ("Basic Rent") the amounts as set forth below:

               (i) As used herein the term "Lease Year" shall mean a period of 12 consecutive calendar months, commencing on the Commencement Date. If for any reason the Commencement Date shall not fall on the first day of a calendar month, then the Basic Rent for such month shall be prorated and the first Lease Year shall be deemed to commence on the first day of the next succeeding calendar month. For the first Lease Year, the Annual Basic Rent shall be $331,500.00 payable in monthly installments of $27,625.00.

               (ii) The Annual Basic Rent for the second and each succeeding Lease Year of the Term shall be increased annually and shall be the greater of
(x) 103% of the Annual Basic Rent for the immediately preceding Lease Year (the "Prior Lease Year"), and (y) the Annual Basic Rent for the Prior Lease Year adjusted by the increase in the Consumer Price Index, which shall be determined as follows:

                           If the Consumer Price Index-Chicago-Gary-Lake County, IL-IN-WI for all Urban Consumers (1982-84=100) ("CPI-U") published by the Bureau of Labor Statistics of the Department of Labor (the "BLS") for the last month of the Prior Lease Year (the "Extension Index") exceeds the CPI-U for the month preceding the month in which the Prior Lease Year commenced (the "Base Index"), then the Annual Basic Rent for the Prior Lease Year will be multiplied by a fraction, the numerator of which is the Extension Index and the denominator of which is the Base Index. If the CPI-U is changed so that the base year differs from 1982-84 = 100, the CPI-U shall be converted in accordance with the conversion factor published by the BLS. If the CPI-U is discontinued or revised during the Term, such other government index or computation with which it is replaced shall be used in order to obtain substantially the same result as would be obtained if the CPI-U had not been discontinued or revised.

               (iii) Landlord shall advise Tenant of the amount of the Annual Basic Rent for each Lease Year following the first Lease Year, calculated as set forth above. If for any reason, Landlord is delayed in making such calculation, then Tenant shall on the first day of such succeeding Lease Year commence paying monthly installments of Basic Rent calculated on the basis of subparagraph
(a)(ii)(x) above, unless and until it receives a different calculation of Annual Basic Rent from Landlord as provided herein ("Landlord's Statement"). Upon receipt of Landlord's Statement reflecting an adjustment to Annual Basic Rent based upon subparagraph (a)(ii)(y) above, then in addition to paying the then current monthly installment of Annual Basic Rent calculated as provided herein, Tenant shall also pay to Landlord within 30 days of receipt of Landlord's Statement, the amount by which the amount of the monthly installments of Basic Rent previously paid for such Lease Year was less than the total amount due when calculated in accordance with Landlord's Statement.

          (b) Payment of Basic Rent. Basic Rent shall be payable on the first day of each calendar month during the Lease Term, in equal monthly installments each in the amount calculated as set forth herein and then payable hereunder in respect of the then current Lease Year, except that the first installment of Basic Rent shall be paid on or before April 1, 1998.

          (c) Rent. All sums, charges and other payments to be made by Tenant under any of the provisions of this Lease other than Basic Rent shall be deemed to be supplemental rent ("Supplemental Rent"). Basic Rent and Supplemental Rent shall be collectively referred to herein as "Rent" hereunder and Landlord shall have all of the rights and remedies for the collection of Supplemental Rent which it has hereunder or by law for the collection of Basic Rent.

          (d) Place of Payment. All Rent payable to Landlord shall be paid by Tenant to Landlord at Landlord's address specified herein, or to such other person and/or at such other address as Landlord may direct by notice to Tenant by check of Tenant (subject to collection). Except as otherwise provided herein, Rent shall be paid without notice or demand.

          (e) Net Rent. It is the purpose and intent of Landlord and Tenant that the Rent payable hereunder shall be absolutely net to Landlord and that Tenant shall pay, without notice or demand (except as otherwise provided herein) and without abatement, deduction or set-off, and save Landlord harmless from and against, all costs, Impositions (as defined in paragraph 5 below), insurance premiums, all water rents, gas and electric light and power bills, and other utilities, taxed, levied or charged upon the Property for and during the term hereof, and all other expenses and obligations of every kind and nature whatsoever relating to the Demised Premises, or any part thereof, which may arise or become due during the Term. In the event of any non-payment of any of the foregoing, Landlord shall have, in addition to all of the rights and remedies provided for herein or at law or in equity in the case of nonpayment of the same, all of the rights and remedies provided for herein or at law or in equity in the case of non-payment of Basic Rent. Tenant shall reimburse Landlord for all reasonable expenditures and all reasonable costs and expenses, including reasonable attorney's fees, made or incurred by Landlord in curing any Default by Tenant, as permitted by this Lease, which amounts shall become due upon the making of any such expenditures by Landlord, and Tenant shall also pay the Landlord all amounts due it as reimbursements or indemnities pursuant to the provisions hereof.

          5.       Payment of Impositions.

          (a) Tenant shall pay, as Supplemental Rent, all Impositions, or cause the same to be paid, prior to delinquency and before any fine, penalty, interest or cost may be added thereto for the nonpayment thereof. As used herein, the term "Impositions" shall mean all taxes, duties, assessments (including, without limitation, all assessments for public improvement or benefit), occupancy and or lease tax, water and sewer rents, rates and charges, charges for public utilities, excises, levies, license and permit fees, parking surcharges and other charges of governmental authorities, general and special, ordinary and extraordinary, foreseen and unforeseen, of any kind and nature whatsoever, which at any time during the Term may have been or may be laid, assessed, levied, confirmed, imposed upon, or arise or become due or payable out of or in respect of, or become a lien on, the Demised Premises or any part thereof or any appurtenance thereto, any other property or rights included in the Property or any part thereof or appurtenance thereto, and on any personal property owned by Tenant, or levied or assessed upon or becoming payable with respect to the leasehold estate created hereunder, or levied or assessed upon or becoming payable with respect to the interest of Landlord or Tenant under this Lease, during the Term hereof or for any fiscal period any part of which is within the Term of this Lease and any tax on the rent payable by Tenant under this Lease (as distinguished from any income tax on the general income of Landlord) provided, however, that:

                            (i) If, by law, any Imposition relating to a fiscal period of a taxing authority, all of which period is included within the Term, may, at the option of the taxpayer, be and customarily is paid in installments, whether or not interest shall accrue on the unpaid balance of such Imposition, Tenant may, so long as no Event of Default shall then exist under this Lease, exercise the option to pay the same in installments and, in such event, shall pay such installments, together with any interest thereon, prior to delinquency and before any fine, penalty, additional interest or cost may be added thereto; and

                            (ii) Any Imposition relating to a fiscal period of a taxing authority, a part of which is included within the Term and a part of which is included in a period of time prior to the commencement of or after the expiration of this Lease, shall (whether or not such Imposition shall be assessed, levied, confirmed, imposed upon or in respect of or become a lien upon the Property, or any part thereof, or shall become due and payable during the Term) be prorated between Landlord and Tenant.

          (b) Copies of Bills. Upon the reasonable request of Landlord, Tenant shall deliver to the Landlord, within 15 days following the date of such request, copies of all bills for such Impositions, showing such Imposition paid in accordance with the terms hereof. Tenant shall not be required to pay income taxes assessed against Landlord, or any capital levy, corporation franchise, excess profits, estate, succession, inheritance or transfer taxes of Landlord.

          (c) Contest of Impositions. Tenant shall have the right at its own expense to contest the amount or validity, in whole or in part, of any Imposition by appropriate proceedings diligently conducted in good faith but only after payment of such Imposition unless such payment would operate as a bar to such contest or interfere materially with the prosecution thereof, in which event, notwithstanding the provisions of paragraph 5(a) hereof, payment of such Imposition shall be postponed if and only so long as:

                            (i) Neither the Demised Premises nor any part hereof would by reason of such postponement or deferment be, in the reasonable judgment of the Landlord, in danger of being forfeited or lost, and

                            (ii) No Mortgage (as hereinafter defined) would by reason of such postponement or deferment be, in the reasonable judgment of Landlord, in danger of being put in default or foreclosed, and

                            (iii) Tenant shall have deposited with Landlord cash or other security in form and substance reasonably acceptable to Landlord, in an amount (against which amount Tenant shall receive a credit equal to the amount previously deposited by Tenant and held by Landlord pursuant to the terms of paragraph 6 hereof pertaining to the period when such Imposition is being contested) equal to one hundred percent (100%) of the amount so contested and unpaid, together with all interest and penalties in connection therewith and all charges that may or might be assessed against or become a charge on the Demised Premises or any part thereof in such proceedings. Upon the termination of any such proceedings, it shall be the obligation of Tenant to pay the amount of such Imposition or part thereof as finally determined in such proceedings, the payment of which may have been deferred during the prosecution of such proceedings, together with any costs, fees (including counsel fees), interest, penalties or other liabilities in connection therewith, and, upon such payment, Landlord shall return, without interest, any amount or other security deposited with it with respect to such Imposition as aforesaid, provided, however, that Landlord shall, if requested by Tenant, disburse said moneys on deposit with it direct to the imposing authority to whom such Imposition is payable. Nothing contained in this paragraph 5(c) hereof or elsewhere in this Lease shall be deemed to limit Tenant's obligation to make the deposits provided for in paragraph 6 hereof.

          (d) Reduction of Valuation. Tenant agrees to use reasonable efforts to minimize the general real estate taxes payable with respect to the Demised Premises. Tenant shall have the right to seek a reduction in the valuation of the Demised Premises assessed for real estate tax purposes and to prosecute any action or proceeding in connection therewith. Provided that no Event of Default is then in effect hereunder, Tenant shall be authorized to collect any tax refund obtained by reason thereof and to retain the same. In the event Tenant shall be in monetary and/or material default and Landlord should, by reason thereof, collect any tax refund, then Landlord shall retain same and apply same to Rent then due or to be payable hereunder.

          (e) Joinder by Landlord. Landlord shall not be required to join in any proceedings referred to in paragraph 5(c) or (d) hereof unless the provisions of such law at the time in effect shall require that such proceedings be brought by or in the name of Landlord, in which event Landlord shall join in such proceedings. Landlord shall not be subject to any liability for the payment of any costs or expenses in connection with any such proceedings, and Tenant will indemnify, defend and save harmless Landlord from any such costs and expenses. Landlord agrees that whenever Landlord's cooperation is required in any of the proceedings brought by Tenant as aforesaid, Landlord will reasonably cooperate therein, provided same shall not entail any out-of-pocket cost or expense to Landlord.

          (f) Evidence of Payments. Any certificate, advice or bill of nonpayment of any Imposition (when made or issued by the appropriate official designated by law to make or issue same or to receive payment of such Imposition) shall be prima facie evidence that such Imposition is due and unpaid at the time or date stated therein.

          6.       Deposits for Impositions.

          (a) Deposits for Impositions. In order to insure the payment of certain Impositions, Tenant agrees to deposit with Landlord, on the first day of each and every month during the Lease Term an amount equal to one-twelfth (1/12) of Impositions for general real estate taxes and special assessments due and payable during the next succeeding 12 month period as estimated by Landlord based on the most recent bills or ascertainable amounts thereof. Tenant shall deposit, at least 30 days prior to the due date of such Imposition, such additional amounts as may be necessary to provide Landlord with sufficient funds in such deposit account to pay each such charge in advance of the due date thereof. Landlord shall hold the money so deposited for the purpose of paying the charges for which such amounts have been deposited. Landlord shall apply such deposits for the purpose held not later than the last day on which any such charges may be paid without penalty or interest. It is understood and agreed that deposits provided for hereunder shall be held by Landlord in a segregated insured account as designated by Tenant, which shall be kept separate and apart from other funds of Landlord. All interest earned on such deposits shall be held for the benefit of Tenant and shall be applied to any amounts due from Tenant pursuant to this paragraph 6. In the event this Lease or Tenant's right to possession of the Demised Premises shall be terminated after an Event of Default, all deposits then held by Landlord shall be applied on account of any and all sums due to Landlord under this Lease and Tenant shall forthwith pay the resulting deficiency.

          (b) Assignment of Deposits. In the event of a sale or transfer of the Demised Premises subject to this Lease, Landlord shall transfer to the grantee or transferee of the fee, the above deposits, subject, however, to the provisions hereof (written evidence of which shall be furnished to Tenant). Upon such transfer, the seller or transferor shall be deemed to be released from all liability with respect to all said deposits, and Tenant agrees to look solely to the transferee or grantee with respect thereto. The provisions hereof shall apply to every further transfer or assignment of the said deposits to a new Landlord.

          (c) Post Termination Impositions. Tenant's obligation for Impositions for the year in which the Termination Date occurs shall be equal to the total Impositions for such year times the proportion that the number of days from and including the first day of the year in which the Termination Date occurs to and including the Termination Date bears to 365. Tenant shall be obligated for the full amount of Impositions for the year prior to the year in which the Termination Date occurs, which amount may not be ascertainable by the
Termination Date. Pending determination of the amount of Impositions for the year prior to the year in which the Termination Date occurs and/or for such partial year in which the Termination Date occurs, not more than 90 days prior to the Termination Date, Landlord may furnish Tenant a statement of reasonably estimated Impositions. Within 15 days after receipt of such statement, Tenant shall remit to Landlord, as Supplemental Rent, the estimated Impositions. After Landlord finally determines such Impositions, if Tenant underpaid such Impositions, then Tenant shall remit the amount of such underpayment to Landlord within 15 days after receipt of such statement, and if Tenant overpaid such Impositions, then Landlord shall remit the amount of such overpayment to Tenant within 15 days after the issuance of such statement.

          7.       Use and Operation of Property.

          Tenant shall use and occupy the Demised Premises and cause the Demised Premises to be used for general office, assembly and manufacturing, provided however, Tenant shall not use or occupy or allow the Demised Premises or any part thereof to be used or occupied for any unlawful purpose or in material violation of any certificate of occupancy, certificate of compliance, permit or law covering or affecting the use or occupancy of the Demised Premises or any part thereof.

          Tenant shall not suffer any act to be done or any condition to exist at the Demised Premises or any part thereof which may, in law, constitute a nuisance, public or private, or which may make void or voidable any insurance with respect thereto or which may violate the provisions of this Lease.

          8.       Surrender of the Demised Premises.

          (a) Tenant shall and will on the expiration of this Lease, or upon any re-entry by Landlord upon the Demised Premises pursuant to the terms of this Lease, (i) surrender and deliver up the Demised Premises into the possession and use of Landlord without delay, broom clean and in good order, condition and repair, ordinary wear and tear excepted, free and clear of all lettings and occupancies, and free and clear of all liens, charges and encumbrances except
(i) Impositions not yet due and payable and for which Tenant shall have deposited the estimated amount thereof with Landlord pursuant to paragraph 6(c) thereof, (ii) any Mortgage which Landlord may have caused to become a lien during the term hereof, and (iii) all those exceptions to title which Landlord causes, permits or allows or which result from Landlord's actions and/or omissions to act (to the extent they are not the obligation of Tenant under this Lease to prevent or remove) or to which Landlord consents in writing.

          (b) On the expiration of this Lease, upon the request of Landlord title to and ownership of the Improvements and the Equipment shall automatically vest in Landlord without the necessity of Tenant's executing any further instrument particularly granting, conveying and/or releasing the same and without the necessity of any payment therefor by Landlord. Tenant shall, on demand, execute, acknowledge and deliver to Landlord or its designee a written instrument, in recordable form, confirming such expiration of this Lease, as well as any further assurances of title to the Improvements and the Equipment as Landlord or its designee may reasonably request.

          9.       Repairs and Maintenance.

          Throughout the term hereof, Tenant, at its own sole cost and expense, shall (a) keep the Demised Premises in good condition and repair, reasonable wear and tear excepted; (b) keep the Demised Premises in good order and in a neat and presentable condition free from rubbish and obstructions; and (c) make all necessary or appropriate repairs, replacements and renewals, and, all necessary or appropriate alterations and restorations thereto, interior and exterior, structural and nonstructural, ordinary and extraordinary and foreseen and unforeseen, as may be required hereunder (collectively, "Repairs"). Except as otherwise specifically provided herein, Landlord shall not be required to furnish any services or facilities or to make do any maintenance or to make any repairs or replacements in or about the Demised Premises or any part thereof, Tenant hereby assuming the full and sole responsibility for all repairs to, and for the condition, operation, maintenance and management of, the Demised Premises as of the Commencement Date and during the Term hereof.

          10.      Compliance and Contest of Laws.

          (a) Compliance with Laws. Tenant, at its own sole cost and expense, shall promptly comply in all material respects with all applicable statutes, codes, laws, acts, ordinances, administrative and judicial orders, judgments, decrees, injunctions and decisions, rules, resolutions, restrictions, regulations and requirements (collectively, "Laws") of all federal, state, county, municipal and local governments, and all courts, departments, commissions, boards, bureaus, agencies, authorities, offices, officials and officers thereof, having jurisdiction over all or any part of the Property or the use, operation or occupancy thereof, (collectively "Governmental Authorities"), and all applicable orders, rules and regulations (collectively "Orders") of the national and local boards of fire underwriters or any other body or bodies exercising similar functions (collectively "Insurance Boards"), foreseen or unforeseen, ordinary as well as extraordinary, which now or at any time hereafter may be applicable to the Property or any part thereof or any appurtenances thereto, to the sidewalks, passageways, planters, shrubbery, curbs and vaults adjoining the Demised Premises, to the use, manner of use, condition or operation of the Property or any part thereof, or to the owners, tenants or occupants thereof, whether or not any such Laws or Orders shall necessitate structural changes or improvements or interfere with the use or enjoyment of the Property. Tenant shall also procure, pay for and maintain all permits, licenses, approvals and other authorizations required by applicable laws (collectively, "Permits") necessary for the use and/or operation of its business at the Demised Premises and the lawful use, occupancy and/or operation of the Demised Premises or any part thereof by Tenant in connection therewith.

                  Notwithstanding anything to the contrary in the foregoing paragraph, prior to Tenant's exercise of its option to purchase the Demised Premises as set forth in paragraph 22 below, in no event shall Tenant be required to undertake any structural changes or capital improvements to the Demised Premises in order to comply with any change in existing Laws or Orders unless such structural changes and/or capital improvements are required as a result of Tenant's particular use of the Demised Premises. Any such structural changes and/or capital improvements required to be made to the Demised Premises in order to comply with any such change in existing Laws or Orders which are not required as a result of Tenant's particular use of the Demised Premises shall be performed by Landlord and the provisions of this paragraph 10(a) shall apply to Landlord, mutatis mutandis.

          There shall not be kept or used on the Property any inflammable or explosive materials or liquids in violation of any Laws or Orders. Tenant shall not cause or permit to occur any violation of Laws, now or hereafter enacted, related to environmental conditions on, under or about the Property, or arising from Tenant's use or occupancy of the Property, or cause or permit to occur the use, generation, release, manufacture, refining, production, processing, storage or disposal of any Hazardous Substance or Hazardous Material on, under or about the Property or the transportation to or from the Property of any Hazardous Substance or Hazardous Material, except in strict accordance with and as may be allowed by applicable Laws, including without limitation, the provisions of the Federal Water Pollution Control Act, the Federal Resource Conservation and
Recovery Act, the Comprehensive Environmental Response Compensation and Liability Act, and the Occupational Safety and Health Act. The terms "Hazardous Substance" and "Hazardous Material" as used in this Lease shall include, without limitation, flammables, explosives, radioactive materials, asbestos, PCB's, carcinogens, pollutants, contaminants, hazardous wastes, toxic substances or related materials, petroleum or petroleum products, and substances declared to be hazardous or toxic under any Laws now or hereafter enacted or promulgated by any Governmental Authorities, including, without limitation, the provisions of the laws and regulations set forth above.

          (b) Tenant acknowledges that the current tenant of the Demised Premises, Parker-Hannifin Corporation ("PHC"), is remediating certain environmental conditions at the Demised Premises relating to PHC's release of hydraulic fluid. Landlord agrees to use its best efforts to cause PHC to obtain, prior to the Commencement Date, a letter from the Illinois Environmental Protection Agency ("IEPA") indicating that no further action is required at the Demised Premises in response to PHC's release of hydraulic fluid. Tenant agrees that PHC's inability to obtain the IEPA letter prior to the Commencement Date shall not affect the terms hereof or the parties obligations hereunder, and Tenant agrees to cooperate with the continued remediation activities of PHC as may be necessary in order to obtain the IEPA letter, provided that such cooperation shall be at no cost to Tenant. Landlord shall require PHC to give

Tenant at least 48 hours prior written notice before entering the Demised Premises and shall require PHC to cooperate with Tenant to ensure that PHC's continued remediation activities do not unreasonably interfere with Tenant's business operation. Landlord shall also deliver to Tenant on the Commencement Date, a copy of the then most current environmental assessment of the Demised Premises in its possession or control (the "Environmental Report").

          (c) Tenant agrees that it shall timely perform, or cause to be performed, any investigation, testing, monitoring, repair, clean-up, detoxification, preparation of any closure or other required plans, or other removal, response, or remedial action to the extent required by applicable Laws relating to (i) the presence, management, disposal, release or threatened release, escape, seepage, or leakage of any Hazardous Substance or Hazardous Material at, on, in, from, or under all or a portion of the Demised Premises caused by Tenant's activities at the Demised Premises; or (ii) the migration of Hazardous Substance or Hazardous Material from the Demised Premises to any other property caused by Tenant's activities at the Demised Premises; or (iii) the generation, transportation, storage, or disposal of a Hazardous Substance or Hazardous Material onto or from the Demised Premises caused by Tenant's activities at the Demised Premises; or (iv) the future incorporation of any Hazardous Substance or Hazardous Material into the Demised Premises caused by Tenant's activities at the Demised Premises. The foregoing notwithstanding, Tenant's obligations with respect to the foregoing shall not include remediation for environmental conditions disclosed on the Environmental Report or caused by anyone other than Tenant. If the presence, release, threat of release, placement on or in the Demised Premises, or the generation, transportation, storage, treatment, or disposal at the Demised Premises or removal from the Demised Premises, of any Hazardous Substance or Hazardous Material caused by Tenant's activities at the Demised Premises: (i) give rise to liability under any applicable Laws caused by Tenant's activities at the Demised Premises (including, but not limited to, response action, remedial action, or removal action under any Laws); (ii) causes a significant public health effect; or (iii) pollutes or threatens to pollute the environment, Tenant shall promptly notify Landlord in writing of such event and after consultation with Landlord with respect to the manner of such removal, take any and all remedial and removal action, at its own expense, necessary to clean up the Demised Premises and mitigate exposure to liability arising from the Hazardous Substance or Hazardous Material to the extent required by any applicable Laws. For purposes of this subparagraph (c), the phrase "any applicable Laws" shall include any Laws enacted and/or amended at any time within five (5) years following the termination of this Lease, whether by lapse of time or otherwise. The covenants of and Tenant's obligations under this subparagraph (c) shall survive the termination of this Lease by lapse of time or otherwise.

          (d) Contest of Laws. Tenant shall have the right, after prior notice to Landlord, to contest by appropriate legal proceedings conducted in the name of Tenant or Landlord or both, the validity or application of any Laws or Orders of the nature referred to in subparagraph (a) above, and Landlord, on written request, shall execute and deliver any appropriate papers which may be necessary or proper to permit Tenant so to contest the validity or application of any such Law. Tenant shall indemnify, defend and hold Landlord harmless from any cost, expense, liability or damage, including reasonable attorney's fees, relating to such contest.

          11.      Insurance.

          (a) During the term of this Lease, Tenant shall maintain, or cause to be maintained, policies of insurance as follows:

               (i) Insurance against loss or damage to the Demised Premises by fire and those risks now or hereafter normally covered by the term "extended coverage" and from such other hazards as may be covered by the form of all risk insurance then in effect, all in an amount sufficient to cover full replacement cost (without depreciation) of the Demised Premises and with a deductible not to exceed $10,000.00.

               (ii) Boiler and machinery insurance inclusive of coverage for pressure vessels with such limits as from time to time may be reasonably required by Landlord but not to exceed actual replacement cost thereof.

               (iii) Comprehensive general liability insurance against claims for bodily injury, death and property damage occurring in or about the Demised Premises, including but not limited to, any streets, sidewalks or parking areas, vaults, passageways or common areas adjoining or appurtenant to the Demised Premises; such insurance shall afford minimum protection of $3,000,000 with respect to the personal injury or death occurring or resulting from one occurrence, and $1,000,000 with respect to property damage; provided, however, that if by reason of monetary inflation or changed economic conditions the aforesaid amounts become inadequate, such amounts shall be increased to amounts reasonably satisfactory to Landlord.

               (iv) If products of Tenant or any party under Tenant are stored, manufactured, or processed in the Demised Premises, regardless of the place intended for their sale or consumption, comprehensive product liability insurance to afford protection to the same amounts as specified in item (iii) above.

               (v) Worker's compensation insurance, in the usual form, insuring against loss or damage resulting from any incident or casualty within the purview of the Illinois Workers' Compensation Law or similar thereto.

               (vi)  Contractual   liability   covering   Tenant's   obligations
          hereunder with respect to any occurrence.

               (vii) Such other insurance against loss or damage to the Demised Premises, which is available and customarily obtained with respect to improvements similar in character, size, general location, use and occupancy to the Demised Premises in such amounts as specified by Landlord.

All policies of insurance carried pursuant to this paragraph shall name as insureds Landlord, its beneficiary and Tenant, and if required, the Mortgagee (as hereinafter defined), as their respective interests may appear.

          (b) Business Interruption Insurance. During the term of this Lease, Tenant shall obtain and maintain, business interruption insurance in an amount sufficient to cover:

               (i) The aggregate cost of all Impositions due during the period of the next succeeding 12 months following the occurrence of the business interruption;

               (ii) The  cost of all  insurance  premiums  for  insurance  to be carried by Tenant for such 12 month period; and

               (iii)The  aggregate  of the  amount of Basic  Rental  for such 12 month period.

         All proceeds, if any, of any business interruption insurance shall be paid to Landlord and held by Landlord as follows:

               (i) During the period of restoration, as more fully set forth in paragraph 12 hereof, Landlord shall hold the proceeds of such business interruption insurance as security for the payment by Tenant of Rent, Impositions, and other sums required to be paid by Tenant hereunder; and

               (ii) Landlord shall apply any such proceeds pro tanto against any amount of Rent, Impositions or other sums required to be paid by Tenant hereunder, as the same shall become due and owing until such proceeds are extinguished.

          (c) Payment of Premiums. All premiums on policies referred to in this Lease shall be paid by Tenant. Certified copies of each policy of insurance shall be delivered to Landlord on or before the Commencement Date and, within 15 days following the request of Landlord, to any Mortgagee. Renewal policies shall be delivered to Landlord and any Mortgagee designated by Tenant not less than 30 days prior to the expiration of the original policies, or succeeding renewals, as the case may be. Premiums on policies shall not be financed in any manner whereby the lender, on default or otherwise, shall have the right or privilege of surrendering or canceling the policies. Each policy of insurance required under this paragraph 11 shall not be canceled or modified without at least 30 days' prior written notice to the Landlord, and, if required, to any Mortgagee. Each such policy shall also contain a provision that no act or omission of Tenant shall affect or limit the obligation of the insurance company to pay the amount of any loss sustained.

          (d) Compliance with Underwriting Requirements. Tenant shall so perform and satisfy the requirements of the companies writing any insurance policies referred to in this Lease so that at all times companies of good standing reasonably satisfactory to Landlord shall be willing to write or continue such insurance.

          (e) Separate Insurance. Neither Landlord nor Tenant shall carry separate insurance (other than personal liability insurance) concurrent in form or contributing in the event of loss with that required by this Lease to be furnished by Tenant, unless both parties are included therein as insureds with loss payable as in this Lease provided.

          (f) Approved Insurers. All insurance provided for in this paragraph shall be effected under valid and enforceable policies issued by insurers of recognized responsibility which are licensed to do business in the State of Illinois and which have been reasonably approved by Landlord.

          (g) Blanket Insurance and Waiver of Subrogation. Any insurance provided for in this paragraph may be effected by a policy or policies of blanket insurance, provided, however, that the amount of the total insurance allocated to the Demised Premises shall be such as to furnish in protection the equivalent of separate policies in the amounts herein required, and provided further that in all other respects, any such policy or policies shall comply with the other provisions of this Lease, except that no such policy shall be submitted to Landlord less than 30 days prior to expiration of an existing policy. Each policy of insurance provided for in this paragraph shall contain the standard form of waiver of subrogation.

          12.      Damage or Destruction

          (a) Repair of Damage. If the Demised Premises shall be destroyed or damaged in whole or in part by fire or other casualty (including any casualty for which insurance was not obtained or obtainable) of any kind or nature, ordinary or extraordinary, foreseen or unforeseen, Tenant shall give to Landlord immediate notice thereof, and Tenant, at its own cost and expense, whether or not such damage or destruction shall have been insured, and whether or not insurance proceeds, if any, shall be sufficient for the purpose, shall promptly repair, alter, restore, replace and rebuild the same, at least to the extent of the value and as nearly as possible to the character of the Demised Premises existing immediately prior to such occurrence (the "Restoration"); and Landlord shall in no event be called upon to repair, alter, replace, restore or rebuild such Demised Premises, or any portion thereof, nor to pay any of the costs or expenses thereof. The foregoing notwithstanding, in the event (i) the cost of the Restoration exceeds $3,000,000, and (ii) there are Insurance Proceeds (as defined in subparagraph (b) below) sufficient to complete the Restoration; then either party hereto may terminate this Lease by giving notice thereof to the other not later than sixty (60) days following the date on which the Insurance Proceeds are received by Landlord. In the event either party elects to terminate the Lease as provided in the preceding sentence, the Insurance Proceeds shall be retained by Landlord and Tenant shall have no right or interest therein. If neither party elects to terminate this Lease within said sixty (60) day period, then each party's right to terminate this Lease as provided in this paragraph 12 shall become null and void.

          (b) Payment of Insurance Proceeds. All insurance proceeds paid with respect to any damage or destruction of the Property shall be paid to Landlord. Subject to the provisions of paragraph 13 hereof and the terms and provisions of the Mortgage, Landlord agrees to pay over (or caused to be paid over) to Tenant, from time to time, for disbursement through a customary construction escrow with a national title insurance company reasonably acceptable to Landlord and upon submission to such title insurance company of documentation, including, without limitation, sworn statements and partial and final lien waivers, as such company deems necessary to issue its interim endorsements to Landlord's title policy, insuring against mechanic's lien claims arising from such repair and/or restoration, and upon the following terms, any moneys which may be received by Landlord from insurance provided by Tenant; but in no event to any extent or in any sum exceeding the amount actually collected by Landlord upon the loss; provided, however, that Landlord before paying such monies over to Tenant shall be entitled to reimburse itself therefrom to the extent, if any, of the necessary and proper expenses paid or incurred by Landlord in the collection of such moneys (such net amount being hereafter referred to as the "Insurance Proceeds"). Landlord shall pay to Tenant, as hereinafter provided, the aforesaid Insurance Proceeds, for the purpose of repairs or restoration to be made by Tenant to restore the Demised Premises to a value which shall be not less than its value prior to such fire or other casualty. Prior to the making of any repair Tenant shall furnish Landlord with an estimate of the cost of such repairs, prepared by a licensed architect, reasonably approved by Landlord, and such Insurance Proceeds shall be paid to the Tenant from time to time thereafter in installments as the making of such repairs or restorations progresses upon application to be submitted by Tenant to Landlord showing the cost of labor and material incorporated in such repairs or restorations, or incorporated therein since the last previous application, and paid for by Tenant. If any mechanic's lien is filed against the Demised Premises, Tenant shall not be entitled to receive any further installment until such lien is satisfied or otherwise discharged, unless such lien is to be satisfied out of such further installment and should not have been satisfied out of a previous installment. The amount of any installment to be paid to Tenant shall be such proportion of the total Insurance Proceeds received by Landlord as the cost of labor and materials theretofore incorporated by Tenant in such repairs or restorations, or incorporated therein since the payment of the last previous installment, bears to the total estimated cost of such repairs or restorations, less ten percent (10%) of the installment to be paid. Upon the completion of and payment for such repairs or restorations by the Tenant, the balance of any and all Insurance Proceeds held by the Landlord shall be paid over to the Tenant. In the event that the moneys received from all Insurance Proceeds are insufficient for the purpose of paying for all repairs and restorations, the Tenant shall nevertheless be required to make such repairs and restorations at its own cost and expense.

          (c) Conditions Precedent to Payment. The following shall be conditions precedent to each payment made by Landlord to Tenant as provided in subparagraph
(b) above:

                            (i)  There  shall  be   submitted  to  Landlord  the
         certificate of Tenant's architect setting forth that the sum then requested to be withdrawn either has been paid by Tenant or is justly due to contractors, subcontractors, materialmen, engineers, architects or other persons (whose names and addresses shall be stated), who have rendered or furnished certain services or materials for the work and giving a brief description of such services and materials and the principal subdivisions or categories thereof and the several amounts so paid or due to each of said persons in respect thereof, and stating the progress of the work up to the date of said certificate; that no part of such expenditures has been or is being made the basis, in any previous or then pending request, for the withdrawal of Insurance Proceeds or has been made out of the proceeds of insurance received by Tenant; and that the sum then requested does not exceed the value of the services and materials described in the certificate;

                            (ii)  There  shall  be   furnished  to  Landlord  an
         endorsement to Landlord's title policy from a title company satisfactory to Landlord, or other evidence showing that there has not been filed and insuring Landlord against any vendor's, mechanic's, laborer's or materialman's statutory or other similar lien affecting the Demised Premises which has not been discharged of record, except such as will be discharged upon payment of the amount then requested to be withdrawn; and

                            (iii) At the time of making such payment Tenant is not in default in the payment of Rent and there is no existing and unremedied Event of Default on the part of Tenant under any of the other agreements, terms, covenants and conditions of this Lease on the part of Tenant to be performed.

              13.   Restoration of Damage or Destruction Exceeding $50,000.00.

         In the event of any loss, damage or destruction, if the cost of restoration and repairs exceeds $50,000.00 in the aggregate, the Insurance Proceeds shall be held by Landlord and disbursed by the title insurance company in accordance with the of paragraph 12 above, and Tenant agrees to furnish the following to Landlord at least ten (10) days before the commencement of any work of demolition upon the Demised Premises or before the commencement of any work necessary to repair, alter or renew the Demised Premises, or any part thereof:

          (a) Complete plans and specifications for the demolition, construction, repair, replacing, renewing or altering of the Demised Premises, prepared by an architect whose qualifications shall meet with the reasonable satisfaction of Landlord and which plans and specifications shall meet with the reasonable approval of the Landlord, together with the approval thereof by any Governmental Authorities then exercising jurisdiction with regard to such work, plans and specifications, which plans and specifications shall be and become the sole and absolute property of Landlord in the event that for any reason this Lease shall be for any reason terminated;

          (b) A fixed sum contract in assignable form made with a reputable and responsible builder, providing for the erection, completion and terms of payment for all work, labor and materials necessary to repair and restore the Demised Premises as depicted in said plans and specifications or, in the alternative, a cost-plus contract in assignable form made with a reputable and responsible builder, providing for the erection, completion and terms of payment for all work, labor and materials necessary to construct and complete the repair and restoration depicted in said plans and specifications, within a fixed period, together with the certificate of an architect who shall meet with the reasonable satisfaction of Landlord, estimating in reasonable detail the cost of repair and restoration as depicted in said plans and specifications within the fixed period in said contract provided;

          (c) An assignment of the contract so furnished, duly executed and acknowledged by Tenant, by its terms to be effective upon any termination of this Lease, or upon Landlord's re-entry upon the Demised Premises following an Event of Default hereunder by Tenant prior to the complete performance of such contract. Such assignment shall also include the benefit of all payments made on account of said contract including payments made prior to the effective date of such assignment; and

          (d) In the event the estimated cost of repair and restoration is in excess of the Insurance Proceeds, Tenant shall, before proceeding with the repair and restoration, deliver to the Landlord the amount of such excess, which shall be disbursed by Landlord as provided herein.

          14.      Damage and Destruction No Effect on Lease.

         Except as otherwise provided in this Lease, this Lease shall not terminate or be forfeited or be affected in any manner by reasons of damage to or total, substantial or partial destruction of the Demised Premises or any part thereof, for or due to any reason or cause whatsoever, and Tenant, notwithstanding any Laws, waives any and all rights to quit or surrender the Demised Premises or any part thereof. Except as otherwise expressly provided herein, Tenant expressly agrees that, its obligations hereunder, including the payment of Rent, Impositions, and other sums or sums of money and other charges hereunder, shall continue the same as though said Demised Premises or any part thereof had not been destroyed or injured, and without abatement, suspensions, diminution or reduction of any kind.

          15.      Requirements for Tenant's Alterations.

          (a) Tenant's Alterations. Subject to the provisions of this paragraph and to all other applicable provisions of this Lease, Tenant shall not make any Tenant's Alterations (as defined below) without the prior written consent of Landlord, which consent shall not be unreasonably withheld. Any Tenant's Alterations shall be made at Tenant's sole cost and expense. As used herein, the term "Tenant's Alterations" shall mean each and every (a) demolition of the whole or any part of any Improvements now or hereafter erected upon the Demised Premises; (b) excavation at any time made or to be made in, on or about the Demised Premises; (c) repair, addition, betterment, change, improvement and rebuilding made of, to, in, on or about the Demised Premises or any part thereof; and (d) construction of any additional or replacement Improvements upon the Demised Premises, the cost of any or all of which matters described in causes (a) through (d) above in any calendar year exceeds $50,000.00 in the

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aggregate.  Landlord's  written  consent which shall not be deemed  unreasonably withheld,  if the  proposed  Tenant's  Alterations  (i) would change the type or
character  of  the  Improvements,   (ii)  materially  reduce  the  size  of  the
Improvements or diminish the net rentable area thereof, or (iii) would adversely affect any structural component of the Improvements. Provided that Tenant shall comply with the provisions of paragraphs 15(b) and 15(c) hereof, Landlord agrees that Tenant shall be permitted to construct an enclosed walkway connecting the Demised Premises to the adjacent building leased by Tenant located at 7542 North Natchez Avenue, Niles, Illinois (the "Walkway"). Prior to the expiration of the Lease Term, Tenant agrees to remove the Walkway and to restore the Demised Premises to its original condition at its sole cost and expense.

          (b) Conditions to Landlord's Consent. It shall be a condition precedent to Landlord's consent that Tenant furnish the following to Landlord at least 20 days prior to the commencement of any Tenant's Alterations:

                            (i) Complete plans and specifications for the Tenant's Alterations, prepared by an architect and/or engineer licensed by the State of Illinois and whose qualifications shall meet with the reasonable satisfaction of Landlord and which plans and specifications shall meet with the reasonable approval of the Landlord, which plans and specifications shall be and become the sole and absolute property of Landlord in the event that for any reason this Lease shall be for any reason terminated; and

                            (ii) An assignment of any contract entered into for the performance of such Tenant's Alternations, duly executed and acknowledged by Tenant, by its terms to be effective at Landlord's option upon any termination of this Lease, or upon Landlord's re-entry upon the Demised Premises following a default by Tenant prior to the complete performance of such contract. Such assignment shall also include the benefit of all payments made on account of said contract.

          (c) Permits. Before any Tenant's Alterations are begun, Tenant shall procure, at its own sole cost and expense, all building and other required permits from all Governmental Authorities (collectively, the "Permits") and shall deliver photocopies thereof to Landlord. Upon Tenant's request, Landlord shall join in the application for such permits whenever such action is necessary, and Tenant covenants that Landlord will not suffer, sustain or incur any cost, expense or liability by reason thereof. All Tenant's Alterations shall be made in compliance with conformity with all applicable (i) Laws of all Governmental Authorities (including all building, environmental and zoning laws); (ii) Permits; and (iii) Orders of Insurance Boards. In making any Tenant's Alterations, Tenant shall not violate in any material respect the terms or conditions of any insurance policy obtained or required pursuant to the provisions of this Lease affecting or relating to the Property or any part thereof, or the terms of any covenants, restrictions or easements affecting the Property. In addition, Tenant shall obtain and maintain throughout the time of construction, "all risk completed value non-reporting builder's risk" insurance, naming Tenant, Landlord and its beneficiary as named insured, as their respective interests may appear.

          (d) Cost of Construction. Tenant shall pay all costs, expenses and liabilities arising out of, in connection with, or by reason of, any Tenant's

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Alterations,  and shall keep the Demised  Premises  free and clear of all liens, claims and encumbrances in any way arising out of, in connection with, or by reason of, any Tenant's Alterations. No Tenant's Alterations shall create any encroachment upon any easement, street or adjacent property. No Tenant's Alterations shall be made which would tie in or connect any Improvement with any other building or structure located outside the boundary lines of , the Demised Premises (other than the Walkway), or which would violate any of the terms, conditions and covenants of any easement affecting the Demised Premises.

          (e) Title to Alterations. Landlord shall not be required to make any contribution to the cost of any Tenant's Alterations or any part thereof, and Tenant covenants that Landlord shall not be required to pay any cost, expense or liability arising out of or in connection with or by reason of any Tenant's Alterations and shall indemnify, defend and hold Landlord harmless from and against, and shall reimburse Landlord for, all such costs, expenses and liabilities, including reasonable attorney's fees incurred by Landlord in connection therewith. All Tenant's Alterations, as well as all repairs to the Demised Premises made pursuant to any provision hereof shall at the option of Landlord, become the property of Landlord at the expiration of the Lease and title thereto and possession thereof shall automatically vest in Landlord without the necessity of Tenant executing any further instrument particularly granting, conveying and/or releasing the same and without the necessity of any payment therefor by Landlord. If Landlord does not elect to take title to all or any part of such alterations and modifications, such alterations and modifications shall be removed by Tenant and the Demised Premises returned to the condition existing on the Commencement Date.

          16.      Discharge of Liens.

          (a) Prohibition Against Liens. Except as may otherwise be expressly permitted under any other provision of this Lease, Tenant shall not create or permit to be created or to remain, and shall discharge, any lien, encumbrance or charge levied on account of any Imposition or any mechanic's, laborer's, or materialmen's lien, or mortgage, deed or trust or otherwise, arising hereafter, which might or does constitute a lien, encumbrance or charge upon the Demised Premises, or any part thereof, or the income therefrom, and Tenant will not suffer any other matter or thing whereby the estate, rights and interests of Landlord in the Demised Premises or any part thereof might be impaired; provided, however, that any Imposition may, after the same becomes a lien on the Demised Premises, be paid or contested in accordance with paragraph 5(c) hereof, and any mechanic's, laborer's and materialmen's lien shall be discharged in accordance with subparagraph 16(b) below.

          (b) Discharge of Mechanic's Liens. If any mechanic's, laborer's or materialmen's lien shall at any time be filed against the Demised Premises or any part thereof, Tenant, within 30 days after notice of the filing thereof, shall cause the same to be discharged of record or otherwise stayed by payment, deposit, bond, order of a court of competent jurisdiction or otherwise. If Tenant shall fail to cause such lien to be discharged within such period then, in addition to any other right or remedy, Landlord may, but shall not be obligated to, discharge the same either by paying the amount claimed to be due or by procuring the discharge of such lien by deposit or by bonding proceedings, and in any such event Landlord shall be entitled if Landlord so elects, to compel the prosecution of an action for the foreclosure of such lien by the lienor and to pay the amount of the judgment in favor of the lienor, with interest, costs and allowances. In any event, if any suit, action or proceedings shall be brought to foreclose or enforce any such lien (whether or not the prosecution thereof was so compelled by Landlord), Tenant shall, at its own sole cost and expense, promptly pay, satisfy and discharge any final judgment entered therein, in default of which Landlord, at its option, may do so. Any and all amounts so paid by Landlord as in this paragraph provided, and all costs and expenses paid or incurred by Landlord in connection with any or all of the foregoing matters, including, without limitation, reasonable attorneys' fees and disbursements shall become immediately due and payable, without notice, and such amounts of charges, costs or expenses, fees and sums, together with interest thereon at the rate of three (3%) percent per annum over the prime rate of interest announced by LaSalle National Bank as its prime rate of interest from time to time, from the respective dates of Landlord's making of such payments, shall be deemed to be Supplemental Rent hereunder.

          (c) Landlord not Liable. Nothing contained in this Lease shall be deemed or construed in any way as constituting the consent or request of Landlord, express or implied by inference or otherwise, to any contractor, subcontractor, laborer, materialmen, architect or engineer for the performance of any labor or the furnishing of any materials or services for or in connection with the Demised Premises or any part thereof. Notice is hereby given that Landlord shall not be liable for any labor or materials or services furnished or to be furnished to Tenant upon credit, and that no mechanic's or other lien for any such labor, materials or services shall attach to or affect Landlord's Interest in the Demised Premises or the rights or interests of Landlord in this Lease.

          17.      Security Agreement.

          Landlord shall have a first lien, superior to all others on every right and interest of Tenant in and to this Lease, together with all funds of Tenant from time to time held by Landlord, including but not limited to the funds in the Imposition account, and with respect to any and all furnishings, equipment, fixtures or other personal property of any kind belonging to Tenant and located on or useful in connection with the operation of the Property. Such lien is hereby granted for the purpose of securing the payments of Rent, and for the purpose of securing the performance of all of Tenant's obligations under this Lease. Such lien shall be in addition to all rights to Landlord given and provided by law. Tenant hereby agrees that this Lease shall constitute a security agreement under the Illinois Uniform Commercial Code, which may be recorded by Landlord, and Tenant further agrees to execute such other security agreements, financing statements and other instruments as Landlord may reasonably request to evidence and perfect the lien hereby granted under this paragraph.

          18.      Entry on Demised Premises by Landlord, etc.

          Tenant shall permit Landlord and its beneficiary and their respective authorized representatives and designees, upon reasonable prior notice to

Tenant, which notice need not be written, to enter the Demised Premises at all reasonable times during business hours for the purpose of (i) inspecting the same, (ii) exhibiting same to prospective mortgagees and/or purchasers and (iii) making any repairs thereto and performing any work therein that may be necessary by reason of Tenant's failure to make or commence any such Repairs or perform or commence any such work within ten (10) days after notice thereof by Landlord. The foregoing notwithstanding, Landlord shall not be obligated to give notice of entry to Tenant in the event an emergency condition exists on the Demised Premises. Nothing herein contained shall be construed as imposing any duty upon Landlord to do any such work, and the performance thereof by Landlord shall not constitute a waiver of Tenant's default in failing to perform the same. Landlord may also enter the Demised Premises during the last six (6) months of the Term for the purpose of posting For Sale or For Lease signs and exhibiting same to prospective tenants.

          19.      Indemnification.

          (a) By Tenant. Tenant shall indemnify and save Landlord harmless from and against, and shall reimburse Landlord for, all liabilities, obligations, damages, fines, penalties, claims, demands, costs, charges, judgments and expenses, whether founded in tort or in contract, which may be imposed upon or incurred or paid by or asserted against Landlord, its beneficiary or either their respective interests in the Demised Premises occurring during the Term arising from or relating to: (i) any Tenant's Alteration and anything done in, on or about the Demised Premises or any part thereof in connection therewith;
(ii) the use, non-use, possession, occupation, condition, operation, maintenance or management of the Demised Premises; (iii) acts or omissions on the part of Tenant or any of its agents, contractors, servants, employees, licensees or invitees; (iv) any accident, injury, death or damage to any person or any part of the Demised Premises; (v) any failure on the part of Tenant to perform or comply with any of the provisions contained in this Lease on its part to be performed or complied with, including, without limitation, as set forth in paragraph 10 hereof.

          (b) By Landlord. Landlord shall indemnify and save Tenant harmless from and against, and shall reimburse Tenant for, all liabilities, obligations, damages, fines, penalties, claims, demands, costs, charges, judgments and expenses, whether found in tort or in contract, which may be imposed upon or incurred or paid by or asserted against Tenant or Tenant's interest in the Demised Premises occurring during the Term arising from or relating to: (i) any negligent or willful or deliberate acts on the part of Landlord or any of its agents, contractors, servants, employees, licensees or invitees; or (ii) any failure on the part of Landlord to perform or comply with any of the provisions contained in this Lease on its part to be performed or complied with.

          20.      Condemnation.

          (a) Material Taking. If at any time during the term of this Lease, the whole or materially all of the Demised Premises shall be taken for any public or quasi-public purpose by any lawful power or authority by the exercise of the right of condemnation or eminent domain or by agreement between Landlord and those authorized to exercise such right, this Lease and the Term hereby granted shall terminate and expire on the date of such taking and the Rent, and other sum or sums of money and other charges herein reserved and provided to be paid by the Tenant shall be apportioned and paid to the date of such taking. The term "materially all of the Demised Premises" shall be deemed to mean such portion of the Demised Premises, as when so taken, would leave remaining a balance of the Demised Premises which, due either to the area so taken or the location of the part so taken in relation to the part not so taken, (i) would not under economic conditions, zoning laws or building regulations then existing readily accommodate a new building of a nature similar to the Building existing upon the Land at the date of such taking sufficient for Tenant to conduct its operations; or (ii) would render the remainder of the Demised Premises unsuitable for the purpose that Tenant is then using the Demised Premises in accordance with the terms hereof. In the event of the taking of the whole or materially all of the Demised Premises, the amount of any award for the taking or damage to the Demised Premises shall belong to and be the property of the Landlord (except that Tenant shall receive the amount of any allowance for the cost of removal of stock and fixtures) and Tenant shall have no rights or interest therein. If the whole or materially all of the Demised Premises shall be taken or condemned as provided in this paragraph, Tenant waives all claims for any value for its leasehold or its interest in this Lease and all claims for its interest in the Demised Premises, except for all claims for loss of business or depreciation to, damage to, or cost of removal of, or for the value of stock, trade fixtures, furniture and other personal property belonging to Tenant.

          (b) Time of Taking. For the purpose of this paragraph, the Demised Premises or a part thereof, as the case may be, shall be deemed to have been taken or condemned on the date on which actual possession of the Demised Premises or a part thereof, as the case may be, is acquired by any lawful power or authority or the date on which title vest therein, whichever is earlier.

          (c) Less Than Material Taking. If less than materially all of the Demised Premises be so taken or condemned, this Lease and the Term hereof shall continue, but the Basic Rent due and payable pursuant to the terms hereof shall be reduced by a sum equal to the Basic Rent then applicable multiplied by a fraction, the numerator of which is the number of square feet of the Building taken and the denominator of which is the total square footage in the Building. Such reduction in Basic Rent shall take effect on and as of the date on which actual possession of the Demised Premises or a portion thereof is taken. Tenant, at its own cost and expense, whether or not the award or awards, if any, shall be sufficient for the purpose, and provided that Landlord contributes any shortfall between the cost of repair and restoration and the amount of such award, shall proceed diligently to repair and restore any remaining part of the Demised Premises not so taken in accordance with the terms of paragraph 12 hereof so that the latter shall be a complete rentable and self-contained architectural unit in substantially the same condition as existed immediately prior to such taking. Subject to the provisions and limitations in this paragraph, Landlord agrees to make available so much of that portion of the award actually received and held by Landlord, if any, less all necessary and proper expenses paid or incurred by Landlord in the condemnation proceedings, as may be necessary for the cost of repairing and restoring for use and occupancy the part of the Building and Improvements not so taken. Such repairs and restoration shall be done in accordance with and subject to the provisions of paragraph 12 hereof. Any balance of the award thereafter remaining shall be the sole property of Landlord, without any claim on the part of Tenant. If the portion of the award made available by Landlord, as aforesaid, is insufficient for the purpose of paying for the repair and restoration, and Landlord fails to contribute any shortfall as provided above, Tenant shall not be required to repair and restore as aforesaid and Tenant may elect within sixty (60) days thereafter, upon not less than thirty (30) days prior written notice to Landlord, to terminate this Lease.

          (d) If the temporary use (30 days or less) of the whole or any part of the Demised Premises shall be taken at any time during the term of this Lease for any public or quasi-public purpose by any lawful power of authority, by the exercise of the right of condemnation or eminent domain, or by agreement between Tenant and those authorized to exercise such right, Tenant shall give prompt notice thereof to Landlord. In such event, the term of this Lease shall not be reduced or affected in any way.

          21.      Mortgages, Assignments and Transfers of the Demised Premises.

          (a) Prohibition on Transfers. Neither this Lease nor the interest of Tenant in this Lease, shall be sold, mortgaged, encumbered, or otherwise transferred by Tenant whether by operation of law or otherwise, nor shall Tenant assign, sublet or sublease the Demised Premises in whole or in part except that Tenant may assign its interest in this Lease or sublet the Demised Premises in whole or in part, subject to, in each case, the prior written consent of Landlord first had and received, which consent, subject to the provisions of this paragraph 21, shall not be unreasonably withheld or delayed.

          (b) Validity of Assignment. No assignment of this Lease except upon the consent of Landlord shall have any validity. No assignment of this Lease shall relieve or release Tenant of and from any obligations of Tenant under this Lease. Any consent by Landlord under paragraph 21(a) above shall apply only to the specific transaction thereby authorized and shall not relieve Tenant from the requirement of obtaining the prior written consent of Landlord to any further mortgage, sale or assignment of this Lease. If all or any part of the Demised Premises be sublet or occupied by anyone other than Tenant, Landlord may, after default by Tenant, collect subrent from any and all subtenants or occupants and apply the net amount collected to the net annual rent reserved herein, but no such collection shall be, or be deemed to be, a waiver of any agreement, term, covenant or condition of this Lease or the acceptance by Landlord of any subtenant or occupant as Tenant, or a release of Tenant from performance by Tenant of its obligations under this Lease.

          (c) Condition to Landlord's Approval. Tenant agrees and acknowledges that Landlord has agreed to lease the Premises to Tenant pursuant to the terms of this Lease based upon the financial net worth and creditworthiness of Tenant and that certain provisions of this Lease may not adequately protect Landlord and its interest in the Demised Premises in the event of an assignment or sublease. Accordingly, Tenant acknowledges and agrees that Landlord's consent to any such assignment or sublease may be conditioned upon the financial net worth and creditworthiness of such assignee or sublessee and the agreement of such assignee or sublessee to certain revisions to this Lease, as may be reasonably required by Landlord, including, without limitation, revision to paragraph 6 to provide for the monthly deposit of insurance premiums.

          22.      Options to Purchase and Right of First Refusal.

          (a) First Option. Commencing on April 30, 2004 and continuing thereafter through and including July 30, 2004 (the "First Option Period") Tenant shall have an option (the "First Option") (which may not be severed from this Lease or separately sold, assigned or otherwise transferred), to purchase the Demised Premises. The option may be exercised by Tenant, if at all, by written notice delivered to Landlord (the "First Option Notice") on or before October 31, 2003 stating Tenant's intent to exercise its option and said notice shall only be effective if it is accompanied by an earnest money check made payable to the order of Chicago Title Insurance Company (the "Title Company") in the amount of $100,000.00. The option price (the "Option Price") payable with respect to the First Option shall be $3,500,000.00.

          (b) Second Option. Provided that Tenant has not exercised its option to purchase set forth in subparagraphs 2(a) above, Tenant shall have an option (the "Second Option") (which may not be severed from this Lease or separately sold, assigned or otherwise transferred), to purchase the Demised Premises on April 30, 2008 (the "Second Option Date"). The option may be exercised by Tenant, if at all, by written notice delivered to Landlord (the "Second Option Notice") on or before October 31, 2006 stating Tenant's intent to exercise its option and said notice shall only be effective if it is accompanied by an earnest money check made payable to the Title Company in the amount of $100,000.00. The Option Price payable with respect to the Second Option shall be $3,500,000.00.

          (c) Additional Conditions to Exercise. Notwithstanding anything to the contrary contained in this paragraph 22, (i) Tenant shall not be entitled to exercise any such option to purchase unless at the time of the exercise thereof this Lease shall be in full force and effect and no uncured Event of Default shall exist hereunder; and (ii) Landlord shall not be obligated to convey the Demised Premises to Tenant unless on the date fixed for the delivery of the deed
(a) this Lease shall be in full force and effect and no uncured Event of Default shall exist hereunder; and (b) Tenant shall have paid to Landlord all Rent and other sums and charges due and/or accrued hereunder through such delivery date.

          (d) Earnest Money. The earnest money to be paid to the Title Company in a strict joint order escrow account as provided in subparagraphs (a) and (b) set forth above shall be held by the Title Company in a strict joint order escrow account to secure performance of Tenant's obligation to close the purchase of the Demised Premises and in the event that Tenant fails to close as provided in subparagraph (e) below for any reason other than Landlord's failure to perform its obligations hereunder, the earnest money shall be disbursed to Landlord and Landlord may pursue such other remedies for Tenant's failure to close, which are available to it at law or in equity. In the event that Landlord fails to comply with its obligations as set forth in subparagraph (e) below, then in such event, the earnest money shall be immediately returned to Tenant and Tenant shall have the right to pursue such other remedies available to it at law or in equity. The earnest money shall bear interest for the benefit of Tenant.

          (e)  Closing.  The deed  shall be  delivered  on the day  fixed in the
Option Notice (which day shall be within the First Option Period or on the Second Option Date, as the case may be) at the downtown office of Chicago Title and Trust Company (the "Escrowee"). The deed shall be in the form of a trustee's deed, in form proper for recording, and shall be sufficient to convey title to the Demised Premises, free and clear of all mortgages liens, encumbrances, restrictions, easements and other defects in title created by Landlord, but subject to the exceptions described on Exhibit B and to all Impositions and other charges payable by Tenant hereunder (collectively the "Permitted Exceptions"). Landlord shall furnish, not less than 30 days prior to the Closing, a commitment for an ALTA Form B Owner's Title Insurance Policy, issued by Chicago Title Insurance Company (the "Title Insurer") in the amount of $3,500,000, showing title to the Demised Premises to be in Landlord, subject only to: (i) title exceptions pertaining to liens or encumbrances of a definite or ascertainable amount caused by or through the action of Landlord and not payable by Tenant hereunder, which may be removed by the payment of money or otherwise at closing and which Landlord shall remove at closing; and (ii) the Permitted Exceptions. At closing, Landlord shall cause such Title Insurer to issue and deliver to Tenant an ALTA Form B Owner's Title Insurance Policy or equivalent policy (or a marked commitment therefor), insuring Tenant's title to the Demised Premises in the amount of $3,500,000, subject only to the standard exceptions contained in such policy and the Permitted Exceptions. Rent shall be prorated as of the closing date and Tenant shall receive a credit equal to the amount held by Landlord in the Imposition account. State and County transfer taxes shall be paid by Landlord. Applicable local transfer taxes, if any, shall be paid by the party designated in the ordinance creating such tax. There shall be no other prorations. The transaction shall close through an escrow, the cost of which (including "New York Style" and other similar closing/escrow fees except any costs associated with Tenant's financing of its acquisition hereunder) shall be divided equally between them. Payment of the Option Price must be paid by wire transfer on the closing date.

          (f) Exchange. At Landlord's election, by notice given to Tenant not later than 15 days prior to Closing, in lieu of Landlord receiving the Option Price, Landlord shall exchange the Demised Premises for other property of like-kind and qualifying use within the meaning of Section 1031 of the Internal Revenue Code (the "IRC") and the regulations promulgated thereunder (as the same may be amended from time to time) or pursuant to any other provisions of the IRC hereinafter enacted, which provide for nonrecognition treatment for the exchange of property. Tenant shall take such actions as may be necessary or desirable to effectuate such exchange, provided that in no event shall Tenant be obligated to expend funds in connection with the acquisition of the exchange parcel nor incur any personal liability with respect to such acquisition.

          (g) Right of First Refusal. During the Term of this Lease, Tenant shall have a right of first refusal to purchase the Demised Premises in accordance with this subparagraph (g). In the event that Landlord receives a bona fide offer from a third party to purchase the Demised Premises, which

Landlord elects to accept, Landlord shall promptly give to Tenant notice ("Landlord's Notice") thereof, which notice shall include a copy of the contract entered into between Landlord and such third party purchaser (the "Offer") and, provided that there is not then an existing Event of Default hereunder, then Tenant may elect to purchase the Demised Premises in accordance with the terms of the Offer, by notifying Landlord of such election not later than ten (10) days following Tenant's receipt of Landlord's Notice. In the event Tenant elects to acquire the Demised Premises in accordance with the terms set forth in the Offer, it shall execute a form contract therefor in the form tendered by Landlord, which shall be identical to the Offer except with respect to the name of the purchaser. In the event Tenant does not so notify Landlord within the ten
(10) day  period,  Landlord  may within 120 days  thereafter,  sell the  Demised
Premises (subject to this Lease and the provisions of this paragraph 22 with respect to the First Option and the Second Option) in accordance with the Offer and Tenant's right of first refusal hereunder shall be null and void and of no force and effect. If Landlord does not sell the Demised Premises within the 120 day period, then the terms and conditions of this right of first refusal shall again apply to a subsequent proposed sale of the Demised Premises.

          23.      Estoppel Certificates.

          (a) Tenant Estoppel Certificates. Tenant agrees at any time from time to time, upon not less than ten (10) days' prior notice by Landlord, to execute, acknowledge and deliver, without charge, to Landlord or to any person designated by Landlord, a statement in writing certifying that: (a) this Lease is unmodified (or modified, setting forth the modification); (b) that Tenant has not received any notice of default or notice of termination of this Lease; (c) that no Event of Default exists hereunder; (d) that Tenant, to its knowledge, has no claims or offsets against Landlord hereunder; and (e) the dates to which Basic Rent and Supplemental Rent payable by Tenant hereunder have been paid.

          (b) Landlord's Estoppel Certificate. Landlord agrees at any time and from time to time, upon not less than ten (10) days' prior notice by Tenant, to execute, acknowledge and deliver, without charge, to Tenant, or to any person designated by Tenant, a statement in writing certifying that: (a) this Lease is unmodified (or, if modified, setting forth the modifications); (b) that no notice of default or notice of termination of this Lease has been sent by Landlord; (c) that to Landlord's knowledge no Event of Default exists under this Lease; and (d) the date to which Basic Rent and Supplemental Rent payable by Tenant hereunder have been paid by Tenant.

          24.      Representation and Warranties.

          (a) Of Tenant. The Tenant warrants and represents as follows:

                    (i) This Lease constitutes a valid, binding obligation of the Tenant, enforceable in accordance with its terms and subject to the limitations set forth herein;

                    (ii) There are no actions, suits or proceedings pending or, to the Tenant's knowledge, threatened against or affecting the Tenant, at law or in equity, or before or by any governmental agency, which, if adversely determined, would impair the ability of the Tenant to perform its obligations hereunder;

                    (iii) Tenant is a corporation, duly organized and validly existing under the laws of the State of Delaware, and has all approvals necessary to authorize this transaction and the person executing this Lease on behalf of Tenant is duly authorized to bind Tenant.

          (b) Of Landlord. The Landlord represents as follows:

                    (i) This Lease constitutes a valid, binding obligation of Landlord, enforceable in accordance with its terms and subject to the limitations set forth herein;

                    (ii) There are no actions, suits or proceedings pending or, to the Landlord's knowledge, threatened against or affecting the Trust or the Beneficiary, at law or in equity, or before or by any governmental agency, which, if adversely determined, would impair the ability of either of them to perform their obligations hereunder; and

                    (iii) The Trust is an Illinois land trust, validly existing under the laws of the State of Illinois, and has all approvals necessary to authorize this transaction and the person executing this Lease on behalf of Landlord is duly authorized to bind Landlord.

                    (iv) Beneficiary is the sole beneficiary of the Trust with full power of direction with respect thereto.

          25.      Default Provisions.

          (a) Events of Default. Each of the following shall constitute an event of default ("Event of Default") hereunder:

                    (i) if Tenant fails to pay any installment of Rent payable under this Lease or any part thereof within five (5) days following written notice from Landlord that the same shall have become due and payable (Landlord need not give more than two (2) such notices in any Lease Year. If Landlord gives two notices in any Lease Year, it shall be an Event of Default without notice if Tenant fails to pay any subsequent installment of Rent due during such Lease Year within ten
          (10) days following its due date); or

                    (ii) if Tenant fails to perform, observe or comply with any of the provisions contained in this Lease other than the payment of Rent and such failure shall continue for a period of thirty (30) days after notice thereof from Landlord to Tenant, or, in the case of a default or a contingency which is susceptible of being cured which cannot with due diligence be cured within such period of thirty (30) days, Tenant fails to proceed with all due diligence (it being intended that in connection with a default susceptible of being cured but which cannot with due diligence be cured within such period of thirty (30) days that the time of Tenant within which to cure the same shall be extended for such period (not to exceed thirty (30) days) as may be necessary to complete the curing thereof with all due diligence); or

                    (iii) if any representation or warranty of Tenant contained herein is untrue as of the date hereof; or

                    (iv) if Tenant or any person succeeding to the right, title and interest of Tenant hereunder, shall file a voluntary petition in bankruptcy or shall be adjudicated a bankrupt or insolvent or shall file any petition or answer seeking any reorganization, arrangement, recapitalization, readjustment, liquidation, dissolution or similar relief under any present or future Federal Bankruptcy Code or any other present or future applicable Law ("Bankruptcy Law"), or shall seek or consent to or acquiesce in the appointment of or any substantial part of its properties or of Tenant's interest in the Property, or any portion thereof or interest therein, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as the same due (collectively, "Acts of Bankruptcy"); or, if within 90 days after the commencement of any proceeding against Tenant seeking any reorganization, arrangement, recapitalization, readjustment, liquidation, dissolution or similar relief under any Bankruptcy Law, such proceedings shall not have been dismissed, or if, within 60 days after the appointment, without the consent or acquiescence of Tenant, of any trustee, receiver or liquidator of Tenant, or of all or any substantial part of its properties or of Tenant's interest in the Property, or any portion thereof or interest therein, such appointment shall not have been vacated or stayed on appeal or otherwise, or within 60 days after the expiration of any such stay such appointment shall not have been vacated, or if within 60 days after the levying or fixing of any order or writ of execution, warrant, attachment or garnishment against Tenant's interest in the Property, or any portion thereof or interest therein, or against any Debtor, such order or writ shall not have been discharged, vacated or stayed on appeal, or within 60 days after the expiration of any such stay, such order or writ shall not have been discharged.

          (b) Notice of Termination. Upon the occurrence of any Event or Events of Default, Landlord at any time thereafter (but prior to the curing of all such Events of Default) may give notice to Tenant specifying such Event or Events of Default and stating that this Lease and the Term shall expire and terminate on the date specified in such Notice, and on the date specified in such Notice this Lease and the Term hereof shall expire and terminate with the same force and effect as though the date so specified were the date herein originally fixed as the Termination Date, and all rights of Tenant under this Lease shall expire and terminate but Tenant shall remain liable as hereinafter provided.

          (c) Rights Upon Default. Notwithstanding the occurrence of any Event of Default, Landlord may, by written notice to Tenant, terminate Tenant's right to possession only, in which event this Lease shall continue in full force and effect. Upon such notice, Landlord may enter the Demised Premises and re-let the Demised Premises or any part thereof, for Tenant's account, in the name of Landlord or otherwise, for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the Term hereof) and on such conditions (which may include concessions or free rent) as Landlord, in its reasonable discretion, may determine, and may collect and receive the rent therefor. Landlord shall use reasonable efforts to, but in no way be responsible or liable for any failure to re-let the Demised Premises or any part thereof, or for any failure to collect any rent due upon any such re-letting. Tenant shall be immediately liable to Landlord for, and shall pay Landlord upon demand, an amount equal to all of reasonable Landlord's expenses in connection with such re-letting, including all repossession costs, brokerage and management commissions, operating expenses, legal expenses, attorney's fees, reasonable alteration costs and expenses of preparation for such re-letting. Tenant shall also pay to Landlord monthly on the days on which Basic Rent is payable under this Lease the amount of Basic Rent, and Supplemental Rent otherwise payable under this Lease, less the proceeds, if any, of re-letting effected pursuant to the provisions hereof ("Deficiency" or collectively, the "Deficiencies"). Landlord shall be entitled to recover from Tenant each monthly Deficiency as the same shall arise or shall have the right to accumulate monthly Deficiencies and sue to recover the same from time to time as Landlord may determine. No act by Landlord allowed by this paragraph shall terminate this Lease unless Landlord notifies Tenant that Landlord elects to terminate this Lease.

          (d) Surrender of Demised Premises. Upon any expiration of this Lease pursuant to the terms hereof, or by or resulting from summary proceedings, re-entry or otherwise, or if Landlord elects to terminate Tenant's right to possession only without a termination of this Lease, Tenant shall quit and peaceably surrender the Demised Premises to Landlord without any payment therefor by Landlord. Landlord, in addition to all other remedies herein reserved to it, upon or at any time after such expiration may, without further notice, enter upon and re-enter the Demised Premises, and possess and repossess itself thereof by summary proceedings, ejectment or otherwise (except by force), and may dispossess and remove Tenant and all other persons and property from the Property, and may have, hold and enjoy the Property and the right to receive all income of and from the same.

          (e) Tenant's Liability. No termination of this Lease pursuant to the terms hereof, or by or resulting from summary proceedings or otherwise, or termination of Tenant's right to possession only, shall relieve Tenant of its liability and obligations under this Lease, and such liability and obligations shall survive any such termination.

          (f) No Waiver. No failure by Landlord and/or Tenant to insist upon the strict performance by the other of any provision of this Lease or to exercise any right or remedy consequent upon a breach thereof, and no acceptance of full or partial rent during the continuance of any breach, shall constitute a waiver of any such breach or such provision. No provision of this Lease to be performed or complied with by either party, and no breach thereof, shall be waived, altered or modified except by a written instrument executed by the other party. No waiver of any breach shall affect or alter this Lease, but each and every provision of this Lease shall continue in full force and effect with respect to any other then existing or subsequent breach thereof. Each right and remedy of either party provided for in this Lease shall be cumulative and shall be in addition to every other right or remedy provided for in this Lease or now or hereafter existing at Law, in equity or otherwise, and the exercise or beginning of the exercise by either party of any one or more of the rights or remedies provided for in this Lease or now or hereafter existing at Law, in equity or otherwise shall not preclude the simultaneous or later exercise by such party of any or all other rights or remedies provided for in this Lease or now or hereafter existing at Law, in equity or otherwise.

          26.      Landlord's Default.

          Landlord  shall not be deemed to be in default under this Lease unless
(a) Tenant has given notice to Landlord specifying the default claimed, and (b) Landlord has failed for five (5) days to cure any such monetary default and/or failed for 30 days (or for such longer period as may be required with the exercise of due diligence) to cure any such non-monetary default, if curable, or to institute and diligently pursue reasonable corrective or ameliorative efforts towards a non-curable default.

          27.      Notices.

          All notices, requests, demands, consents, approvals and other communications which may or are required to be served or given hereunder shall be in writing and shall be sent by personal delivery, certified mail, return receipt requested, postage prepaid, or by Federal Express or similar overnight courier service, with a copy sent by certified mail as above, in either case addressed to the party to receive such notice at such party's address set forth below:

         If to Landlord:                    Feldco Patio Room, Inc.
                                            7540 W. Irving Park Road
                                            Norridge, Illinois 60634
                                            Attn.:   Bernard H. Feld

         with a copy to:                    Sachnoff & Weaver, Ltd.
                                            30 S. Wacker Drive,
                                            Suite 2900
                                            Chicago, Illinois 60606
                                            Attn.:   Abraham J. Stern, Esq.

         If to Tenant:                      Stimsonite Corporation
                                            7542 N. Natchez Avenue
                                            Niles, Illinois 60714
                                            Attn.: President

         with a copy to:                    Jones Day Reavis & Pogue
                                            77 W. Wacker Drive
                                            Chicago, Illinois 60601
                                            Attn.: Timothy J. Melton

          Either party may, by notice, change its address for all subsequent notices.

          Notices shall be deemed given (i) upon personal delivery, (ii) the third business day following the date when the same is mailed in accordance with the other provisions hereof, or (iii) the first business day following the date when the same is sent by Federal Express or other similar overnight courier service.

          28.      Subordination to Mortgage.

          Provided that Tenant has received a reasonably acceptable non-disturbance agreement from each Mortgagee (as hereinafter defined), Tenant covenants that the rights and interest of Tenant under this Lease are and will remain subject and subordinate to each and every mortgage that may now or hereafter encumber the Property or any part thereof, and to any advances made thereunder, and to the interest thereon, and all increases, renewals, modifications, extensions, and replacements thereof (collectively referred to as the "Mortgage" which are used herein also includes a deed of trust and the holder of which is referred to as "Mortgagee"). The rights and interest of Tenant under this Lease shall be deemed to be subordinate to the lien of any Mortgage dated prior to the date of this Lease. The foregoing is self-operative and no further instrument of subordination or attornment is necessary. If Landlord at any time after the date hereof decides to place a Mortgage against the  Premises,  Tenant,  within  ten  (10)  days  following  Landlord's  request therefor, shall execute and deliver a subordination, nondisturbance and attornment agreement with such Mortgagee in the form delivered by such Mortgagee. If Mortgagee or any purchaser of a foreclosure sale acquires title to the Property, at such party's election, Tenant will be bound to such Mortgagee or purchaser under all the terms and conditions of this Lease, and Tenant shall attorn to such Mortgagee or purchaser as Landlord's successor in interest.

          Notwithstanding the foregoing, should Mortgagee or any purchaser at a foreclosure sale request that this Lease and Tenant's rights hereunder be made superior, rather than subordinate, to the Mortgage, then Tenant, within ten (10) days after written request, will execute and deliver without charge an agreement acknowledging the superiority of such Lease, on such form as may be acceptable to Mortgagee or such purchaser.

          29.      Quiet Enjoyment.

          Landlord covenants that Tenant, upon paying all Rent as herein provided for and upon observing and keeping all provisions of this Lease on its part to be observed and kept, shall quietly have and enjoy the Demised Premises, during the Term of this Lease, without hindrance or molestation by anyone claiming by, through or under Landlord, subject, however, to the provisions of this Lease.

          30.      Landlord's Right to Perform Tenant's Covenants.

         If Tenant at any time fails to pay any Imposition in accordance with the provisions hereof, or to take out, pay for, maintain or deliver any of the insurance policies provided for herein, or shall fail to make any other payment or perform any other act on its part to be made or performed hereunder, then Landlord, after 15 day's notice to Tenant, except when other notice is expressly provided for in this Lease, in which event notice shall be the shortest time provided for herein (or without notice in case of an emergency, including in the case of failure to maintain insurance), and without waiving or releasing Tenant from any obligation of Tenant contained in this Lease, may (but shall be under no obligation to): pay any Imposition payable by Tenant pursuant to the provisions hereof; or take out, pay for and maintain any of the insurance policies provided for herein; or make any other payments or perform any act on Tenant's part to be made or performed as provided in this Lease; and may enter upon the Property for any such purpose and take all such action thereon as may be necessary therefor.

          31.      No Waste.

         Tenant shall not do or suffer any waste or damage, disfigurement or injury to the Property or any part thereof.

          32.      Captions; Construction; Gender and Number.

          (a) Captions. The captions and table of contents in this Lease are inserted only as a matter of convenience and for reference, and are not and shall not be deemed to be part of this Lease; nor do the same in any way define, limit, enlarge or describe the scope or intent of this Lease or affect this Lease or the interpretation or construction of any provision hereof.

          (b) Gender. This Lease shall be so construed that whenever applicable with reference to any of the parties hereto, the use of the singular number shall include the plural number, the use of the plural number shall include the singular number, and the use of the feminine, masculine or neuter gender shall include the other genders.

          33.      Entire Agreement; Amendments.

          This Lease and the documents, instruments, certificates and agreements referred to herein embody the entire agreement and understanding between the parties hereto pertaining to the subject matter hereof, and any executory agreement hereafter made shall be ineffective to change, modify or discharge it in whole or in part unless such executory agreement is in writing and signed by the party against which enforcement of such change, modification or discharge is sought. This Lease cannot be changed or terminated orally.

          34.      Successors and Assigns.

          The Provisions of this Lease shall bind and inure to the benefit of Landlord and Tenant and, except as otherwise provided in this Lease, their respective legal representatives, successors and assigns.

          35.      Applicable Law.

          This Lease and the Provisions contained herein shall be construed and enforced in accordance with, and governed by, the laws of the State of Illinois.

          36.      Counterparts.

          This Lease may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

          37.      No Rent Abatement.

          Except as otherwise expressly provided herein, there shall be no abatement, diminution or reduction of rent, charges or other compensation claimed by or allowed to Tenant, or any person claiming under it, nor shall there be abatement or diminution or reduction of the performance of the other obligations by Tenant hereunder under any circumstances.

          38.      Legal Fees.

          In the event that either party retains an attorney to enforce the provisions of this Lease or in the event of any litigation arising pursuant to the terms hereof, the prevailing party shall be entitled to recover from the other party reasonable attorney's fees and costs of such enforcement and/or litigation incurred by the prevailing party.

          39.      Brokers.

          Each party hereby each represents to the other that it has not dealt with any broker or finder with respect to the transactions contemplated hereby and each party hereby agrees to indemnify and hold the other harmless from and against any claim for brokerage commissions or finder's fees or other similar fees asserted on any person, firm or corporation with respect to this Lease transaction claiming by, through or under such party.

          40.      Security Deposit.

          To secure the prompt and faithful performance by Tenant of each and every term, covenant and condition to be performed or observed by Tenant hereunder, including, but without limitation, such terms, covenants and conditions in this Lease which become applicable upon the termination of this Lease or Tenant's right to possession of the Demised Premises, Tenant shall deposit on or before April 1, 1998, a security deposit in the amount of $55,250.00 (the "Security Deposit"). This Security Deposit shall be subject to the following terms and conditions:

          (a) that such Security Deposit or any part or portion thereof not previously applied, or, from time to time, such one or more parts or portions thereof, may be applied to the curing of any default that may then exist, without prejudice to any other remedy or remedies which Landlord may have on account thereof, and upon such application, Tenant shall pay Landlord on demand the amount so applied which shall be added to the Security Deposit so the same may be restored to its original amount;

          (b) that should the Demised Premises be conveyed by Landlord, the deposit or any portion thereof not previously applied shall be turned over or credited to Landlord's grantee, and if the same be turned over or credited to Landlord's grantee, Tenant hereby releases Landlord from any and all liability with respect to the Security Deposit and/or its application or return, and Tenant agrees to look to such grantee for such application or return;

          (c) provided Landlord has delivered or credited the Security Deposit to the grantee as provided in subsection (b), that neither Landlord, the Trust, Beneficiary or any partners of Beneficiary shall have any responsibilities with respect to the Security Deposit and Tenant shall look exclusively to such grantee, or its successors pursuant to subsection (b) hereof for return of the Security Deposit upon the expiration of this Lease;

          (d) that no interest shall accrue on the Security Deposit; and

          (e) that if Tenant shall faithfully fulfill, keep, perform and observe all of Tenant's obligations, covenants, conditions and agreements hereunder, the Security Deposit or the part or portion thereof not previously applied, shall be returned by Landlord to Tenant without interest no later than thirty (30) days after the later of (i) the expiration of the Term, or any renewal or extension thereof, or (ii) the final adjustment of all Supplemental Rent and other charges and expenses which Tenant is obligated to pay pursuant to the terms of this Lease, provided Tenant has vacated the Demised Premises and surrendered possession thereof to Landlord at the expiration of the Term or any extension or renewal thereof as provided herein.

          41.      Exculpation.

          This Lease is executed by First Bank National Association, f/k/a National Boulevard Bank of Chicago, not personally but as trustee as aforesaid, in the exercise of the power and authority conferred upon and vested in it as such trustee. It is expressly understood and agreed that nothing in this Lease contained shall be construed as creating any liability whatsoever against said trustee, and in particular without limiting the generality of the foregoing, there shall be no personal liability to pay any indebtedness accruing hereunder or to perform any covenant, either express or implied, herein contained, or to keep, preserve or sequester any property of said Trust, and that all personal liability of said trustee of every sort, if any, is hereby expressly waived by Tenant, and by every person now or hereafter claiming any right or security hereunder, and that so far as the parties hereto are concerned the owner of any indebtedness or liability accruing hereunder shall look solely to the Trust Estate from time to time subject to the provisions of the Trust Agreement for payment thereof. Tenant shall have no right of set-off and/or recoupment hereunder unless and until Tenant obtains a final judgment against Landlord, and such judgment is either, due to the court rendering such judgment, or the terms of applicable law, unappealable by Landlord and/or Landlord fails to appeal such judgment within the applicable time for such appeal, in which event Tenant shall be entitled to offset, dollar for dollar, against the Rent due and payable hereunder, the amount of such judgment.

          42.      Limitation of Liability.

          Anything contained herein to the contrary notwithstanding, there shall be no personal liability on persons, firms or entities who constitute Beneficiary with respect to any of the terms, covenants, conditions and provisions of this Lease and Tenant shall look solely to the interest of the parties comprising Landlord, and their respective successors and assigns, in the Trust and the Demised Premises for the satisfaction of each and every remedy of Tenant in the event of default by Landlord hereunder; such exculpation of personal liability is absolute and without any exception whatsoever.

         IN WITNESS WHEREOF, the parties hereto have duly executed this instrument as of the date and year first above written.

TENANT:                          LANDLORD:

Stimsonite Corporation, a        First Bank National Association, f/k/a National
Delaware corporation             Boulevard Bank of Chicago, not individually,
                                 but as Trustee under Trust Agreement dated
                                 December 24, 1969 and known as Trust No. 2960


By:___________________________   By:______________________________
Title:________________________   Title: __________________________
Attest:_______________________   Attest:__________________________
Title:________________________   Title:___________________________


                                 Feld Family Limited Partnership, an Illinois
                               limited partnership


                                 By:______________________________
                                     Bernard Feld, its general partner

                              Schedule of Exhibits

Exhibit "A"                                 Legal Description
Exhibit "B"                                 Permitted Exceptions

                                    EXHIBIT A
                                LEGAL DESCRIPTION


Parcel 1:

The North 391.455 feet (measured perpendicularly) of that part of the North 30 Acres of the East Half of the Southeast Fractional Quarter of Section 30, Township 41 North, Range 13, East of the Third Principal Meridian, lying East of the line 125 feet (measured perpendicularly) West of and parallel with the East Line of the West 10 Acres of said North 30 Acres and lying West of a line 316 Feet (measured perpendicularly) West of and parallel with the East Line of said Southeast Fractional Quarter; and

Parcel 2:

Easement for the benefit of Parcel I as created by the Deed from J. Emil Anderson & Son, Inc. to Bernard H. Feld, dated September 16, 1963, and recorded September 18, 1963, as Document Number 1816758, for ingress and egress over the North 358.628 Feet of the following described tract: The West 66 Feet of the East 316 Feet (both measured perpendicularly to the East Line thereof) of the East 20 Acres of the North 30 Acres of the East Half of the Southeast Fractional Quarter of Section 30, Township 41 North, Range 13, East of the Third Principal Meridian (excepting from the above-described premises the North 33 Feet and the South 10 Feet thereof) all in Cook County, Illinois.

Common Address:   6565 West Howard Street
                  Niles, Illinois

No.: 10-30-401-018

                                    EXHIBIT B
                              PERMITTED EXCEPTIONS


1.   ACTS DONE OR SUFFERED BY, THROUGH OR UNDER TENANT.

2. GRANT MADE BY J. EMIL ANDERSON AND SON, INC. TO THE COMMONWEALTH EDISON COMPANY AND THE ILLINOIS BELL TELEPHONE COMPANY RECORDED OCTOBER 26, 1962 AS DOCUMENT 18628874 GRANTING THE RIGHT TO INSTALL AND MAINTAIN ALL EQUIPMENT FOR THE PURPOSE OF SERVING THE LAND AND OTHER PROPERTY WITH TELEPHONE AND ELECTRIC SERVICE, WITH RIGHT OF ACCESS THERETO IN, UPON, UNDER AND ALONG THE WEST 5 FEET OF THE LAND (EXCEPT THE SOUTH 200 FEET THEREOF).

3. COVENANTS AND RESTRICTIONS CONTAINED IN DEED FROM J. EMIL ANDERSON AND SON, INC. TO BERNARD H. FELD DATED SEPTEMBER 16, 1963 AND RECORDED SEPTEMBER 18, 1963 AS DOCUMENT 18916758 RELATING TO LOCATION OF PARKING AREAS AND LOCATION AND CONSTRUCTION OF BUILDINGS TO BE ERECTED ON THE LAND. NOTE:
     SAID INSTRUMENT CONTAINS NO PROVISION FOR A FORFEITURE OF OR REVERSION OF TITLE IN CASE OF BREACH OF CONDITION.

4. EASEMENT RESERVED IN DEED FROM J. EMIL ANDERSON AND SON INC. TO BERNARD H. FELD DATED SEPTEMBER 16, 1963 AND RECORDED SEPTEMBER 18, 1963 AS DOCUMENT 18916758 TO ERECT, REPLACE, CONSTRUCT, ALTER, MAINTAIN CONDUITS, MAINS, PIPES, WIRES OR OTHER CONDUCTORS FOR CARRYING OR CONVEYING ELECTRICITY, GAS, WATER OR OTHER UTILITIES ON, OVER, UNDER AND ALONG THE SOUTH 15 FEET OF THE NORTH 48 FEET, THE EAST 15 FEET, THE WEST 5 FEET AND THE SOUTH 5 FEET OF THE LAND.

5. VIOLATION OF BUILDING SET BACK LINE SET FORTH IN INSTRUMENT RECORDED AS DOCUMENT 18916758, AND NOTED AT EXCEPTION NUMBER 3 ABOVE AT THE SOUTH EAST CORNER OF THE ONE STORY BRICK BUILDING, OVER THE SOUTH SET BACK LINE BY
     0.09 FEET.